SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

INTERACTIVE DATA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20311	13-3668779
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation or organization)

22 Crosby Drive
Bedford, Massachusetts 01730
(Address of registrant’s principal executive offices, including zip code)

(781) 687-8500
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).
SIGNATURE
EX-99.1 PRESS RELEASE DATED JULY 24, 2003

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”)

SIGNATURE

EX-99.1 Press Release dated July 24, 2003

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Interactive Data Corporation (the “Company”) hereby furnishes the following exhibit:

99.1	Press release dated July 24, 2003.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

The following information, including the Exhibit attached hereto, is furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 24, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the second fiscal quarter of 2003 and year-to-date 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERACTIVE DATA CORPORATION (Registrant)

	By:	/s/ Steven G. Crane

Dated: July 24, 2003		Steven G. Crane Executive Vice President and Chief Financial Officer

Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 24, 2003

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